UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2005

                        Commission File Number 0-23903

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                              eAUTOCLAIMS, INC.
           (Exact name of registrant as specified in its charter)

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                    Nevada                          95-4583945
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         (State or other jurisdiction of          (IRS Employer
          incorporation or organization)       Identification No.)


      110 East Douglas Road, Oldsmar, Florida         34677
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     (Address of principal executive offices)       (Zip Code)

                                   (813) 749-1020
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                             (Registrant's telephone
                                      number)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
      Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation
Item 7.01 Regulation FD Disclosure

Eautoclaims Announces close of Bridge Financing

Oldsmar, FL. October 28, 2005 - eAutoclaims announced that an agreement for interim financing has been reached with Resource Equities LLC and the transaction has funded. Under the terms of the agreement, Resource Equities has provided a $500,000, 15% APR loan to eAutoclaims. eAutoclaims will pay closing costs of 1% of the loan amount at the time of funding. The loan will be repaid in its entirety from the proceeds of the sale of the eAutoclaim facility, which the company has an option to purchase, at the time of closing. EAutoclaims will execute a new lease with the buyer of the Company's corporate location. In the event the sale to the current contracted buyer does not close, eAutoclaims will have 120 days to secure a new buyer, after which Resource Equities will have the right to the purchase option on the facility. In any event, eAutoclaims retains the rights to the net profits from any sale of the facility after repayment of the loan and accrued interest. As part of the agreement, Resource Equities will receive a warrant to purchase 200,000 shares of eAutoclaims Common Stock at an exercise price of $0.20 per share. Additional warrants to purchase a total of 250,000 shares of eAutoclaims Common Stock, with an exercise price of $0.20 per share, were issued to two finders for helping to facilitate the transaction.

The specific terms and conditions of the new agreement with Resource Equities LLC is set forth in the form of the Promissory Note and Financing Term
Sheet, which is attached as an exhibit to which reference is hereby made.


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 31, 2005                         eAUTOCLAIMS, INC.

                                         By:  /s/ Eric Seidel,
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                                         Title: CEO and President
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